Leadsman Capital Strategic Income Fund

(Class A Shares – LEDAX)
(Investor Shares – LEDRX)
(Institutional Class Shares – LEDYX)

8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Supplement dated March 10, 2015
To the Fund’s Prospectus dated September 15, 2014

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The first paragraph in the entitled “HOW TO BUY SHARES” in the Fund’s Prospectus is hereby replaced in its entirety with the following:

HOW TO BUY SHARES

You may purchase shares of the Fund through financial intermediaries, such as fund supermarkets or through brokers or dealers who are authorized by the Distributor to sell shares of the Fund (collectively, “Financial Intermediaries”). You may also purchase shares directly from the Distributor. You may request a copy of this prospectus by calling (800) 673-0550. Financial Intermediaries who offer Class A Shares may require the payment of fees from their individual clients, which may be different from those described in this prospectus. For example, Financial Intermediaries may charge transaction fees or set different minimum investment amounts. Financial Intermediaries may also have policies and procedures that are different from those contained in this prospectus. Investors should consult their Financial Intermediary regarding its procedures for purchasing and selling shares of the Fund as the policies and procedures may be different. The price you pay for a share of the Fund is the net asset value next determined upon receipt of your purchase request by the Transfer Agent or financial intermediary. The Fund will be deemed to have received your purchase or redemption order when the Financial Intermediary receives the order. Such Financial Intermediaries are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE